Intangible Assets	12 Months Ended
Dec. 31, 2024
Intangible Assets [Abstract]
Intangible assets

7. Intangible assets

The Company’s intangible assets with definite useful lives primarily consisted of licensed software and customer relationship, which are for sales or support the Company’s business and operation. The following table summarizes the components of acquired intangible asset balances.

	2024	2023
	In thousands of USD
Software	$18,903	$15,345
Customer relationship	3,529	-
Less: accumulated amortization	(11,380)	(9,317)
Intangible assets, net	$11,052	$6,028

Amortization expense recognized in cost of revenues for the years ended December 31, 2024, 2023 and 2022 amounted to approximately $1.55 million, $2.13 million and $1.94 million, respectively. Amortization expense recognized in general and administrative expenses for the years ended December 31, 2024, 2023 and 2022 amounted to approximately $0.51 million, $0.02 million and $0.02 million, respectively. The weighted average amortization period for licensed software is approximately 4.83 years, 5.01 years and 5.26 years as of December 31, 2024, 2023 and 2022, respectively.

The Company has no pledged intangible assets as of December 31, 2024 and 2023.

The Company did not recognize any impairment loss on intangible asset for the years ended December 31, 2024, 2023 and 2022.

The future amortization expense of the intangible assets for the twelve months ending December 31 of the following years is expected as follows:

Year ending December 31,	Amortization expenses
In thousands of USD
2025	$3,142
2026	2,932
2027	2,502
2028	1,736
2029	740
Total	$11,052